UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2007 (March 19, 2007)

TODCO

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-31983	76-0544217
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 W. Sam Houston Parkway Suite 800 Houston, Texas	77042-3615
(Address of Principal Executive Offices)	(Zip Code)

(713) 278-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On March 19, 2007, Hercules Offshore, Inc. (“Hercules”) and TODCO (“TODCO”) announced that they entered into an agreement for Hercules to acquire TODCO. A copy of the joint press release of Hercules and TODCO is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

CAUTIONARY STATEMENTS RELEVANT TO FORWARD-LOOKING

INFORMATION FOR THE PURPOSE OF “SAFE HARBOR” PROVISIONS OF THE

PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Except for the historical and factual information contained herein, the matters set forth in this filing, including statements as to the expected benefits of the acquisition such as efficiencies, cost savings, market profile and financial strength, and the competitive ability and position of the combined company, and other statements identified by words such as “estimates,” “expects,” “projects,” “plans,” and similar expressions are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including required approvals by TODCO stockholders and regulatory agencies, the possibility that the anticipated benefits from the acquisition cannot be fully realized, the possibility that costs or difficulties related to the integration of TODCO’s operations into Hercules will be greater than expected, the impact of competition and other risk factors Hercules’ and TODCO’s reports filed with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. TODCO undertakes no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise.

ADDITIONAL INFORMATION

In connection with the proposed transaction, Hercules will file a Form S-4, TODCO will file a definitive proxy statement and both companies will file other relevant documents concerning the proposed merger transaction with the Securities and Exchange Commission (SEC). INVESTORS ARE URGED TO READ THE FORM S-4 AND THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING THE MERGER. Investors may obtain a free copy of the Form S-4 and the proxy statement (when available) and the other documents free of charge at the website maintained by the SEC at www.sec.gov.

In addition, the documents filed with the SEC by TODCO may be obtained free of charge from TODCO’s website at www.theoffshoredrillingcompany.com or by calling TODCO’s Investor Relations department at (713) 278-6000. The documents filed with the SEC by Hercules may be obtained free of charge from Hercules’ website at www.herculesoffshore.com or by calling Hercules Offshore’s Investor Relations at (713) 979-9300.

TODCO, Hercules and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Hercules and TODCO in connection with the merger. Information about the directors and executive officers of Hercules and their ownership of Hercules common stock is set forth in the proxy statement for Hercules’ 2006 Annual Meeting of Stockholders filed with the SEC on March 24, 2006. Information about the directors and executive officers of TODCO and their ownership of

TODCO common stock is set forth in the proxy statement for TODCO’s 2006 annual meeting, which was filed with the SEC on March 22, 2006. Investors may obtain additional information regarding the interests of such participants by reading the Form S-4 and proxy statement for the merger when they become available.

Investors should read the Form S-4 and proxy statement carefully when they become available before making any voting or investment decision.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

The following are furnished as an Exhibit to this report:

99.1 – Joint Press Release, dated March 19, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 19, 2007	TODCO

	By:	/s/ Michael P. Donaldson
Michael P. Donaldson
Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint Press Release, dated March 19, 2007.

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